UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) DECEMBER 9, 2005

                            WOIZE INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

            NEVADA                    333-106144              98-0392022
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)          Identification No.)

          #271 - 8623 GRANVILLE STREET, VANCOUVER, B.C. V6P 5A2 CANADA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (604) 628-0556

                              BRAVO RESOURCES LTD.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION.

On November 1, 2005, Bravo Resources Ltd., a Nevada corporation (the "Company"), executed a Share Exchange Agreement (the "Share Exchange Agreement") with Woize Ltd., a United Kingdom company ("Woize"), St James's Square Nominees Limited, a private limited company registered in England ("St James's"), Anders Halldin and Anders Forsberg. Please refer to the Share Exchange Agreement attached as
Exhibit 2.1 to the Company's Form 8-K filing of November 4, 2005.

On November 30, 2005, the parties executed Amendment No. 1 to the Share Exchange Agreement ("Amendment No. 1") to extend the date of closing of the Share Exchange Agreement. Please refer to Amendment No. 1 attached as Exhibit 2.2 to the Company's Form 8-K/A filing of December 2, 2005.

On December 9, 2005, the transaction closed and Woize has become a wholly owned subsidiary of the Company. Upon closing, the Company is no longer deemed to be a "shell company" as defined under defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Exchange Act").

The Company and Woize filed Articles of Exchange with the Nevada Secretary of State with an effective date of December 9, 2005. Additionally, the Company filed a Certificate of Amendment with the Nevada Secretary of State with an effective date of December 9, 2005, changing its name from Bravo Resources Ltd. to Woize International Ltd (the "Certificate of Amendment"). The Certificate of Amendment is furnished herewith as Exhibit 3.1 and is incorporated by reference herein. The Company obtained written consent to the transaction and the name change from the holders of approximately 84% of its issued and outstanding shares of common stock in lieu of a meeting of stockholders.

In exchange for the Company acquiring 100% of the issued and outstanding shares of the common stock of Woize, at closing, St James's, as nominal holder of the Woize shares, received: (i) an aggregate of 27,000,000 shares of the Company's common stock; (ii) US$500,000 in immediately available funds; and (iii) a non-interest bearing promissory note made out in the amount of US$1,500,000 (the "Promissory Note") payable two years from the date of closing. Please refer to the Promissory Note attached as Exhibit 10.1 to the Company's Form 8-K filing of November 4, 2005. (All dollar amounts are stated herein in US dollars. Amounts originally stated in UK pounds have been converted using the rate of 1.7695 US dollars for 1.0 UK pound.


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


At closing, one-half of the shares issued to St James's were placed in escrow pursuant to the terms of an escrow agreement (the "Escrow Agreement"). The escrow shares will be released to St James's upon the earlier of the expiration of two years from the date of closing or satisfaction of certain performance benchmarks. Please refer to the Escrow Agreement attached as Exhibit 10.2 to the Company's Form 8-K filing of November 4, 2005.

St James's holds the 27,000,000 shares of common stock issued by the Company in connection with the Share Exchange Agreement as the nominee for Anders Halldin and Anders Forsberg. As a result, Anders Halldin and Anders Forsberg now beneficially each own 28.5% of the issued and outstanding shares of common stock of the Company. The consideration given for these shares was the exchange of 100% of the issued and outstanding stock of Woize Ltd. pursuant to the Share Exchange Agreement.

Also upon closing, the Board of Directors of the Company was expanded to three directors and Anders Halldin and Anders Danker were appointed as directors. Daniel Savino will continue to serve as a director and has been appointed Chairman of the Board.

On December 9, 2005, a majority of the shareholders of the Company, (and Anders Halldin, Anders Danker and Daniel Savino in their individual capacities), executed a shareholders agreement (the "Shareholders Agreement") agreeing that Anders Halldin, Anders Danker and Daniel Savino will be maintained as directors of the Company and further, that the board will be maintained at three directors, until the expiration of the Escrow Agreement. The Shareholders Agreement is furnished herewith as Exhibit 10.3 and is incorporated by reference herein.

On December 9, 2005, Daniel Savino resigned as an officer of the Company, having previously served as President, Treasurer and Secretary. He will remain a director and Chairman of the Board. Also on December 9, 2005, the Board of Directors appointed Anders Halldin President, and Anders Danker Treasurer and Secretary.

On December 9, 2005, the Company completed a private offering (the "Offering") of 1,282,048 "Units" at a price of US$1.95 per unit in the amount of US$2,499,993. Each Unit consists of one share of common stock and one half (1/2) warrant; two such 1/2 warrants may be used to acquire one additional share of common stock at a price of US$2.40 per share for a period of twenty-four (24) months from December 9, 2005. The Offering was made in reliance upon the provisions of Regulation S ("Regulation S") under the Securities Act of 1933. The Units were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. A finder's fee of 12.5% of the total Offering amount, $312,499, was paid in connection with the Offering. A portion of the proceeds was used for the acquisition of Woize. The Company intends to use the remaining net proceeds from the Offering for working capital and capital expenditures. This Offering closed simultaneously with the closing of the Share Exchange.


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

         DISCLOSURE PURSUANT TO ITEM 2.01(F) FOLLOWS:

DESCRIPTION OF BUSINESS

The Company was organized under the laws of the State of Nevada on November 19, 2002, under the name Bravo Resources Ltd., to explore mining claims and property in the Province of Quebec, Canada. As of the date of this report, the Company has conducted only limited operations. From inception until November 2005, the Company investigated mining projects and related opportunities.

On December 9, 2005, the Company acquired all of the issued and outstanding capital stock of Woize Ltd., a United Kingdom company, ("Woize") in exchange for 27,000,000 million shares of the Company's common stock in a reverse acquisition transaction. Since all of the Company's operations are now conducted through the Company's wholly owned subsidiary, Woize, Ltd., the Company has changed its name to Woize International Ltd., effective as of December 9, 2005. As of December 9, 2005, the Company had six employees, all of which were full-time.

WOIZE LTD.

Woize Ltd. was incorporated November 22, 2001 under the Companies Act 1985, United Kingdom, under the name Netx.Com Limited and changed its name to Woize Ltd. on March 9, 2004. Woize has developed and refined a digital telephony service based upon voice over internet protocol for PC to PC and PC to phone communications using a Windows client application for PC and PDAs and a proprietary software solution. Woize was dormant until December 2004. On December 9, 2005, Woize was acquired by Bravo Resources Ltd.

DIGITAL TELEPHONY SERVICE

With the Woize application downloaded to a PC or a PDA, the Woize user can make and receive phone calls over the Internet to other Woize users PC to PC. By signing up for an account and a Woize personal number, the Woize user can make and receive phone calls to regular phones world wide at the lowest cost available. The user needs a Windows PC with a headset or a USB phone and a "broadband" Internet connection. A more advanced beta version for Windows PocketPC PDA is available as well. Alternative to or in combination with the Woize Windows application, the user can sign up for a broadband Analogue Telephone Adaptor (ATA-box) and connect existing ordinary telephones or use a Session Initiation Protocol (SIP) based telephone. The Woize(TM) Windows application also provides the user with other various services such as instant messaging, voice mail call forwarding, Short Message Service (SMS) and various communication related unique services.

The Woize digital telephony solution uses a Windows application, Woize servers and gateways to ordinary telephone networks. This product is used by consumers around the world to make calls at the lowest possible rates available. For users that make calls to other Woize subscribers, those calls are free.

Woize services will also be offered to partners on a wholesale basis enabling WEB based providers to offer a digital telephony service to their customers through their WEB sites.

Woize Ltd. developed much of its digital telephony software using development and consultancy resources through consultancy agreements with Algitech Consultants AB, Double A Business Innovation Ltd, Iceman Media AB and Woize Scandinavia AB, all information technology consulting firms located in Sweden. All intellectual property rights arising through these consultancy agreements are the sole property of Woize Ltd. The consultancy agreements with Double A Business Innovation AB and Iceman Media AB were terminated as of December 9, 2005.

RISK FACTORS

The market is growing for digital telephony services and consumers are adopting it at a high rate. The Company is one of only a few digital telephony companies that provide calling and instant messaging services to consumers. The Company differentiates itself from other competitors with its proprietary software solution and branding (reseller) services. However, the Company has identified risk factors that may have a material adverse impact on its operations as follows.

         THE COMMUNICATIONS AND INFORMATION SERVICES INDUSTRIES ARE HIGHLY COMPETITIVE WITH PARTICIPANTS THAT HAVE GREATER RESOURCES AND A GREATER NUMBER OF EXISTING CUSTOMERS.

The communications and information services industries are highly competitive. Many of the Company's existing and potential competitors have financial, personnel, marketing and other resources significantly greater than the Company. Many of these competitors have the added competitive advantage of a larger existing customer base. In addition, significant new competitors could arise as a result of:

-the recent increased consolidation in the industry;
-further technological advances; and
-further deregulation and other regulatory initiatives.

If the Company is unable to compete successfully, its business could be materially adversely affected.

         RAPID TECHNOLOGICAL CHANGES CAN LEAD TO FURTHER COMPETITION.

The communications industry is subject to rapid and significant changes in technology. In addition, the introduction of new products or technologies, as well as the further development of existing products and technologies may reduce the cost or increase the supply of certain services similar to those that the Company provides. As a result, the


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

Company's most significant competitors in the future may be new entrants to the communications and information services industries. Future success depends, in part, on the ability to anticipate and adapt in a timely manner to technological changes. Technological changes and the resulting competition could have a material adverse effect on the Company.

         THE COMPANY'S DIGITAL TELEPHONY SERVICES HAVE ONLY BEEN SOLD FOR A LIMITED PERIOD AND THERE IS NO GUARANTEE THAT THESE SERVICES WILL GAIN BROAD MARKET ACCEPTANCE.

The Company has been selling its digital telephony services for a limited period of time. As a result, there are many difficulties that the Company may encounter, including regulatory hurdles and other problems that the Company may not anticipate. To date, the Company has not generated significant revenue from the sale of its digital telephony services, and there is no guarantee that the Company will be successful in generating significant digital telephony revenues.

         THE SUCCESS OF THE COMPANY'S DIGITAL TELEPHONY SERVICES IS DEPENDENT ON THE GROWTH AND PUBLIC ACCEPTANCE OF DIGITAL TELEPHONY.

The success of the Company's digital telephony services is dependent upon future demand for digital telephony services. In order for the IP telephony market to continue to grow, several things need to occur. Telephone and cable service providers must continue to invest in the deployment of high-speed broadband networks to residential and commercial customers. Digital telephony service networks must continue to improve quality of service for real-time communications, managing effects such as packet jitter, packet loss, and unreliable bandwidth, so that toll-quality service can be provided. Digital telephony equipment and services must achieve a similar level of reliability that users of the public switched telephone network have come to expect from their telephone service. Digital telephony service providers must offer cost and feature benefits to their customers that are sufficient to cause the customers to switch away from traditional telephony service providers. If any or all of these factors fail to occur, the Company's digital telephony services business may not grow.

         FAILURE TO COMPLETE DEVELOPMENT, TESTING AND INTRODUCTION OF NEW DIGITAL TELEPHONY SERVICES, COULD AFFECT THE COMPANY'S ABILITY TO COMPETE IN THE INDUSTRY.

The Company continuously develops, tests and introduces new services. These new services are intended to allow the Company to address new segments of the communications marketplace and to compete for additional customers. In certain instances, the introduction of new services requires the successful development of new technology. To the extent that upgrades of existing technology are required for the introduction of new services, the success of these upgrades may be dependent on the conclusion of contract negotiations with vendors and vendors meeting their obligations in a timely manner. In addition, new digital telephony services may not be widely accepted by customers, which may result in the termination of those service offerings and an impairment of any assets used to develop or offer those services. If the Company is not able to successfully complete the development and introduction of new services, including new digital telephony services, in a timely manner, the Company's business could be materially adversely affected.

         CONTINUING SOFTNESS IN THE ECONOMY IS HAVING A DISPROPORTIONATE EFFECT ON THE TELECOMMUNICATIONS INDUSTRY.

The downturn in general economic conditions, particularly in the telecommunications services industry, has forced a number of digital telephony providers to file for protection from creditors under bankruptcy laws and to take other extraordinary actions to reconfigure their capital structure. These companies had significant debt servicing requirements and were unable to generate sufficient cash from operations to both service their debt and conduct their businesses. If general conditions in the telecommunications marketplace remain at current levels for an extended period of time or worsen, the Company could be materially adversely affected.

         DURING ITS COMMUNICATIONS BUSINESS OPERATING HISTORY, THE COMPANY HAS GENERATED SUBSTANTIAL LOSSES, WHICH THE COMPANY EXPECTS TO CONTINUE.

The development of the Company's communications business required, and may continue to require, significant expenditures. These expenditures could result in substantial negative cash flow from operating activities and substantial net losses for the near future. Net loss for the Company was $16,840 for the period December 1, 2004 to September 30, 2005. The Company expects to continue to experience losses, and may not be able to achieve or sustain operating profitability in the future. Continued operating losses could limit the Company's ability to obtain the cash needed to expand its network, make interest and principal payments on its debt or fund other business needs.

         THE COMPANY WILL NEED TO CONTINUE TO EXPAND AND ADAPT ITS SERVICES IN ORDER TO REMAIN COMPETITIVE, WHICH MAY REQUIRE SIGNIFICANT ADDITIONAL FUNDING.

Future expansion and adaptations of the Company network's electronic and software components will be necessary in order to respond to:

-growing number of customers;
-the development and launching of new services;
-changes in customers' service requirements;
-technological advances by competitors; and
-governmental regulations.

Future expansion or adaptation of the Company's services will require substantial additional financial, operational and managerial resources, which may not be available at the time. If the Company is unable to expand or adapt its services to respond to these developments on a timely basis and at a commercially reasonable cost, its business will be materially adversely affected.

         THE COMPANY'S NEED TO OBTAIN ADDITIONAL CAPACITY FOR ITS SERVICES FROM OTHER PROVIDERS INCREASES ITS COSTS.

The Company continues to lease data storage capacity. Any failure by companies leasing capacity to the Company to provide timely service to the Company would adversely affect the Company's ability to serve its customers or increase the costs of doing so. These changes could increase or decrease the costs of providing the Company's services. The Company's business requires the continued development of effective business support systems to implement customer orders and to provide and bill for services.

         THE COMPANY MAY BE UNABLE TO HIRE AND RETAIN SUFFICIENT QUALIFIED PERSONNEL; THE LOSS OF ANY OF ITS KEY EXECUTIVE OFFICERS COULD ADVERSELY AFFECT THE COMPANY.

The Company believes that its future success will depend in part on its ability to attract and retain highly skilled, knowledgeable, sophisticated and qualified managerial, professional and technical personnel. The Company's business is managed by a small number of key executive officers, Anders Halldin, Anders Danker and Daniel Savino. The loss of any of these key executive officers could have a material adverse effect on the Company.

         TERMINATION OF RELATIONSHIPS WITH KEY SUPPLIERS COULD CAUSE DELAY AND COSTS.

The Company is dependent on third-party suppliers for data storage, computers, and software that are integrated into the Company's network. Should any of these relationships be terminated or a supplier fail to provide reliable services or equipment and the Company fail to reach suitable alternative arrangements quickly, the Company could experience significant additional costs. In that event, the Company could be materially adversely affected.

         THE COMPANY MAY LOSE CUSTOMERS IF IT EXPERIENCES SYSTEM FAILURES THAT SIGNIFICANTLY DISRUPT THE AVAILABILITY AND QUALITY OF THE SERVICES THAT IT PROVIDES.

The Company's operations depend on its ability to avoid and mitigate any interruptions in service or reduced capacity for customers. Interruptions in service or performance problems, for whatever reason, could undermine confidence in the Company's services and cause the Company to lose customers or make it more difficult to attract new ones.

         FAILURE TO OBTAIN OR MAINTAIN PATENTS, TRADEMARKS, LICENSES, FRANCHISES, CONCESSIONS, ROYALTY AGREEMENTS OR LABOR CONTRACTS, COULD NEGATIVELY IMPACT THE COMPANY'S ABILITY TO PROVIDE SERVICE TO ITS CUSTOMERS.

The Company holds trademarks and copyrights for the Woize name and its website. However, intellectual property and proprietary rights of others could prevent the Company from using necessary technology to provide digital telephony services. Technologies patented by others may be necessary for the Company to provide its services in the future. If necessary technology were held under patent by another person, the Company would have to negotiate a license for the use of that technology. The Company may not be able to negotiate such a license at a price that is acceptable. The existence of such patents, or the Company's inability to negotiate a license for any such technology on acceptable terms, could force the Company to cease using the technology and offering products and services incorporating the technology.

         EFFECT OF EXISTING OR PROBABLE GOVERNMENTAL REGULATIONS ON THE BUSINESS COULD NEGATIVELY AFFECT THE COMPANY'S COMPETITIVE POSITION.

The Company may be subject to significant regulation that could change in an adverse manner. Communications services are subject to significant regulation at the federal, state, local and international levels. These regulations may affect the Company and its existing and potential competitors. Delays in receiving required regulatory approvals or the enactment of new and adverse regulations or regulatory requirements might have a material adverse effect on the Company. Changes in regulation, particularly the regulation of local and international telecommunication carriers, could indirectly, but significantly, affect the Company's competitive position. In addition, future legislative, judicial and regulatory agency actions could have a material adverse effect on the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

         FORWARD-LOOKING STATEMENTS

The following discussion and analysis of the Company's financial condition and results of operations should be read in conjunction with the Company's financial statements and related notes appearing elsewhere in this filing. Certain statements in this report constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "believes," "anticipates," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology.

Actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risk factors, including but not limited to those set forth elsewhere in this filing.




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


OVERVIEW

Effective December 9, 2005, the Share Exchange was completed between the Company and the shareholders of Woize, whereby the shareholders of Woize exchanged all of their common shares for 27,000,000 shares of the Company's common stock.

Following the Share Exchange, the former shareholders of Woize held a majority of the Company's total issued and outstanding common shares; Woize was thereby deemed to be the acquiror for accounting purposes. Accordingly, the transaction has been accounted for as a reverse takeover and the financial statements will reflect a continuation of the legal subsidiary, Woize, not Bravo, as the legal parent.

The audited balance sheets for the periods ended September 30, 2005 and November 30, 2004 and the profit and loss statements and statements of cash flow for the period from December 1, 2004 to September 30, 2005 and the years ended November 30, 2004 and 2003 of Woize are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

The accompanying financial statements were prepared on the basis of accounting principles applicable to a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company requires financing to fund its future operations and will attempt to meet its ongoing liabilities as they fall due through the sale of equity securities and/or debt financing. There can be no assurance that the Company will be able to raise the necessary financing to continue in operation or meet its liabilities as they fall due or be successful in achieving profitability from its planned principal operations. Should the Company be unable to realize the carrying value of its assets or discharge its liabilities in the normal course of business, the Company may not be able to remain in operation and the net realizable value of assets may be materially less than the amounts recorded on the balance sheet.

The discussion below focuses on the financial statements of Woize, since the Company had no operating activity to the time of the Woize acquisition. Because the Woize financials are denominated in UK pounds, amounts have been converted into US dollars. The conversion from UK pounds to US dollars is made on the basis of 1.7695 US dollars for each UK pound.

         RESULTS OF OPERATIONS

Woize had no operating activity until December 2004. During the period from December 1, 2004 to September 30, 2005, Woize generated revenue of $145,547 and a gross profit margin of $40,762 (28%). No revenue was generated for the years ended November 30, 2004 and November 30, 2003.

Administrative expenses were $57,603, or 40% as a percentage of sales for the period December 1, 2004 to September 30, 2005.


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

Net loss was $16,840 for the period December 1, 2004 to September 30, 2005.

         LIQUIDITY AND CAPITAL RESOURCES

As of September 30, 2005, Woize had a working capital deficit of $128,959.

Operations provided cash of $116,998 for the period December 1, 2004 to September 30, 2005, while $116,997 was used for the purchase of intangible assets and for development of software products.

Woize's intangible assets represent intellectual property rights relating to software developed by third party suppliers and are initially recorded at cost. The amortization is provided over the estimated useful lives of the assets as determined by management using the straight-line method over 20 years. As of September 30, 2005, the intangible assets were reflected at $112,123.

         PRO FORMA

The pro forma combined balance sheet and statement of operations reflecting the acquisition of Woize Ltd. by the Company as of September 30, 2005 and for the six months ended September 30, 2005 and for the year ended March 31, 2005 are furnished herewith as Exhibit 99.3 and are incorporated by reference herein.

The pro forma consolidated financial statements assume the following transactions occurred on September 30, 2005, and gives effect to the following:

         a. Bravo issues 27,000,000 shares of common stock, pays $500,000 and issues a promissory note for $1,500,000 to acquire 100% of the issued common shares of Woize Limited. The promissory note is due to related parties, does not bear interest, is not secured and is repayable in two years.

         b. Bravo sells 1,282,048 units for cash of $2,499,993. Each unit comprises one share of common stock and one-half share purchase warrant. Each whole share purchase warrant is exercisable into one share of common stock on payment of $2.40 per share for two years. A fee of 12.5%, being $312,499, is paid in connection with this sale of units.

         c.       Bravo repays notes payable at September 30, 2005 of $118,042.

         d. Bravo pays costs of $163,006 associated with the proposed acquisition.

Under these assumptions, and on a consolidated pro forma basis, at September 30, 2005, the Company had a working capital surplus of $1,292,721, as compared to a surplus of $3 at November 30, 2004.

         PLAN OF OPERATION

The Company's primary strategy is to increase its customer base by increasing its market share in the digital telephony/ communications industry. Management has identified four areas of focus to support this strategy:

         a. Continuing its commitment to research and development leading to new product innovations;

         b.   Emphasizing customer support and total product solutions;

         c.   Continuing to enhance low cost service capabilities; and

         d.   Expanding sales initiatives.

Management of the Company believes that it has in place substantially all of the infrastructure capability and the working capital required to support growth to the $1 million dollar revenue level for year 2006.

By the end of February 2006, the Company plans to release a new version of software with the following features:

         a.   Alternative protocol (ILBC or similar), and

         b.   UK phone numbers, and

         c.   Name presentation in the client software, and

         d.   Gateway SIP functionality

By the end of May 2006, the Company plans to release a new version of software with at least the following features:

         a.   RSS support integrated in the client software, and

         b.   Pod casting support, and

         c.   Extended traceability of phone calls, and

         d.   Extended file transfers, and

         e.   Multi chat


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


Maintaining the Company's service readiness requires an ongoing financial commitment for research and development, hardware capacity, ongoing service, marketing, office facilities. The Company proposes the following capital expenditures through 2008:

        YEAR      DESCRIPTION                                    AMOUNT         TOTALS
        ----      -----------                                    ------         ------
        2006      Software development                           $4,000,000
                  Sales and Marketing                             2,000,000
                  Operation, maintenance, support                 1,500,000
                  Administration, facilities                        400,000
                                                  Total 2006                    $7,900,000

        2007      Software development                           $4,000,000
                  Sales and Marketing                             3,000,000
                  Operation, maintenance, support                 2,500,000
                  Administration, facilities                        600,000
                                                  Total 2007                   $10,100,000

        2008      Software development                           $4,000,000
                  Sales and Marketing                             4,000,000
                  Operation, maintenance, support                 4,000,000
                  Administration, facilities                      1,000,000
                                                  Total 2008                   $13,000,000

                                                       TOTAL                   $31,000,000

To provide the cash necessary to support this growth plan through 2008, the Company will require additional financing of $31 million. Of this amount, management presently intends to secure $20 million in equity with the balance in long-term financing.

PROPERTY

The Company's employees work remotely and presently there is no need for office facilities. As the Company grows, it anticipates leasing or acquiring office space in London, UK and in Sweden. The Company has no investments in real estate or real estate securities and it does not intend to invest in real estate or real estate securities, nor has it formulated any investment policies regarding investments in real estate, real estate mortgages, or securities of or interests in persons engaged in real estate activities.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth as of December 9, 2005, information regarding the beneficial ownership of shares by each person known by the Company to own five percent or more of the outstanding shares of the Company:

----------------------------------------------------------------------------------------------------------
(1) TITLE OF CLASS           (2) NAME AND ADDRESS OF    (3) AMOUNT AND NATURE OF   (4) PERCENT OF CLASS
                             BENEFICIAL OWNER           BENEFICIAL OWNERSHIP
----------------------------------------------------------------------------------------------------------
US$.001 par value common     Anders Halldin             13,500,000 shares of                28.50%
                             Odlingsvagen 10            common stock. (1)<F1>
                             Alta, Nacka
stock                        SWEDEN
                             SE-13836
----------------------------------------------------------------------------------------------------------
US$.001 par value common     Anders Forsberg            13,500,000 shares of                28.50%
                             Hagalundsgatan 18/Oberg    common stock. (2)<F2>
                             169 63 SOLNA
stock                        SWEDEN
                             SE-13836
----------------------------------------------------------------------------------------------------------

(1)<F1> St James's Square Nominees Limited, a private limited company registered in England holds these shares as the nominee of Anders Halldin.
(2)<F2> St James's Square Nominees Limited, a private limited company registered in England holds these shares as the nominee of Anders Forsberg.


The following table sets forth as of December 9, 2005, information regarding the beneficial ownership of shares by each of the directors and by the officers and directors as a group:

----------------------------------------------------------------------------------------------------------
(1) TITLE OF CLASS           (2) NAME AND ADDRESS OF    (3) AMOUNT AND NATURE OF   (4) PERCENT OF CLASS
                             BENEFICIAL OWNER           BENEFICIAL OWNERSHIP
----------------------------------------------------------------------------------------------------------
US$.001 par value common     Anders Halldin             13,500,000 shares of                28.50%

                             Director
                             President

stock                        Odlingsvagen 10
                             Alta, Nacka
                             SWEDEN                     common stock. (1)<F1>
                             SE-13836
----------------------------------------------------------------------------------------------------------
                             Anders Danker

                             Director
                             Treasurer
US$.001 par value common     Secretary                  -0- shares of common                 -0%-
stock                                                   stock
                             Skogsvagen 5A
                             Lidingo
                             SWEDEN 18141
----------------------------------------------------------------------------------------------------------
                             Daniel Savino

                             Chairman of the Board
US$.001 par value common                                1,500,000 shares of                  3.17%
stock                        4808 St-Denis St.          common stock.
                             Montreal, QC
                             H2J2l6
----------------------------------------------------------------------------------------------------------
US$.001 par value common     All Officers and           15,000,000 shares of                31.67%
stock                        Directors as a Group       common stock.
----------------------------------------------------------------------------------------------------------

(1)<F1> St James's Square Nominees Limited, a private limited company registered in England holds these shares as the nominee of Anders Halldin.

There are no agreements known to management that may result in a change of control of the Company.

OFFICERS AND DIRECTORS

The following are the officers and directors of the Company.

Anders Halldin, age 47. Appointed as a director and President of the Company on December 9, 2005. Mr. Halldin co-founded and has served as a director of Woize Ltd. since its inception in 2001. Previously he co-founded the Interbizz Group, a software solution company providing advanced software solutions for the global financial industry and was managing Director for Interbizz during 1995-1999 and CEO of Interbizz B.V. during 1999 and 2001. From 1992 to 1995, Mr. Halldin was appointed Managing Director of AnyX Systems Integration AB, a company incorporated in the Upnet Group. From 1991 to 1992, Mr. Halldin was Director of Internet services for Telia, a Swedish telecommunication company, with the responsibility to launch the first commercial internet services outside the United States. From 1983 to 1990, Mr. Halldin held several senior positions with Telia and Televerket. Mr. Halldin has a 4 year technical college education.

Anders Danker, age 44. Appointed as a director, Treasurer and Secretary of the Company on December 9, 2005. Since September 2002, Mr. Danker has been Sales Director with the Nordic operations of Atos Origin, a data processing firm. From February 2000 to September 2002, he was a Senior Investment Director at Ericsson Business Innovation, the global venture organization for the Ericsson group. From September 1998 to January 2000, Mr. Danker held the position as Global Sales Director at Interbizz Ltd, a software solution company providing advanced software solutions for the global financial industry. From December 1993 to September 1998, Mr. Danker held the positions as Director Business Development and Global Sales Director at Trema Treasury Management Ltd, an international consulting and development company specializing in treasury and risk management. Mr. Danker has also held several Senior Management positions within the banking, trading and corporate finance industries. He received his Master Degree in Business Administration at the Business School of Turku Swedish University in 1987.

Daniel Savino, age 34, was the sole officer of the Company from its inception in November 2002 until December 9, 2005, serving as President, Secretary, and Treasurer. Mr. Savino also has served as sole director since inception of the Company. He was appointed as Chairman of the Board on December 9, 2005. Since March 2000, Mr. Savino has been a consultant, providing company directors and management with advice in the areas of public and media relations. From August 1999 to March 2000, he was an investment advisor with Investors Group, located in Surrey, British Columbia. From October 1991 to December 1994, Mr. Savino was a CAD/CAM engineer for Nippon Mould and Die Technology Co., Ltd., in Hiroshima, Japan. Mr. Savino received an international business diploma from Langara College in April 1998, and completed the Canadian Securities Course in September 1998, and the Conduct Practicing Handbook component of the Canadian Securities Course in January 1999 with the Canadian Securities Institute. In addition, he completed the Insurance Council life level 1 course in August 1999 and the certified financial planner level 1 course in October 1999.

CONFLICTS OF INTEREST

Mr. Danker and Mr. Halldin have been and continue to be directors of Iceman Media AB, a technology-consulting firm located in Lulea, Sweden, since 2001. These relationships could be a conflict to the extent that Iceman Media AB provides software-consulting services to technology providers, including digital telephony service providers other than the Company.

In addition, the Company's officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in similar business activities. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of the Company or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, the Company does not have a right of first refusal pertaining to opportunities that come to their attention and may relate to the Company's business operations.

The Company's officers and directors are subject to the restriction that all opportunities contemplated by the Company's plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to the Company and the companies with which they are affiliated on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If the Company or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if the Company should decline to do so. Except as set forth above, the Company has not adopted any other conflict of interest policy with respect to such transactions.

The Company does not have any audit, compensation, and executive committees of its Board of Directors. The Company does not have an audit committee financial expert.

EXECUTIVE COMPENSATION

The following table sets forth information about the remuneration of the Company's executive officers for the last two completed fiscal years.

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------

                                                                          LONG TERM COMPENSATION
                                                                   --------------------------------------
                                ANNUAL COMPENSATION                         AWARDS             PAYOUTS
----------------------------------------------------------------------------------------------------------------------
                                                        OTHER      RESTRICTED   SECURITIES
    NAME AND                                            ANNUAL     STOCK        UNDERLYING     LTIP        ALL OTHER
    PRINCIPAL                                          COMPENSA-   AWARD(S)      OPTIONS/      PAYOUTS     COMPENSA-
    POSITION        YEAR    SALARY ($)    BONUS ($)     TION ($)       ($)       SARS (#)        ($)       TION ($)
----------------------------------------------------------------------------------------------------------------------
  Daniel Savino     2003      -0-(1)<F1>     -0-          -0-          -0-          -0-          -0-         1,667
                    2004        -0-          -0-          -0-          -0-          -0-          -0-          -0-
                    2005        -0-          -0-          -0-          -0-          -0-          -0-          -0-
----------------------------------------------------------------------------------------------------------------------
 Anders Halldin     2003        -0-          -0-          -0-          -0-          -0-          -0-          -0-
                    2004        -0-          -0-          -0-          -0-          -0-          -0-          -0-
                    2005        -0-          -0-          -0-          -0-          -0-          -0-          -0-
----------------------------------------------------------------------------------------------------------------------
  Anders Danker     2003        -0-          -0-          -0-          -0-          -0-          -0-          -0-
                    2004        -0-          -0-          -0-          -0-          -0-          -0-          -0-
                    2005        -0-          -0-          -0-          -0-          -0-          -0-          -0-
----------------------------------------------------------------------------------------------------------------------
------------------------

(1)<F1> On December 31, 2002, the Company issued 1,500,000 shares of the Company's common stock to Daniel Savino in consideration for services rendered, valued at $1,666.65.

There have been no grants of stock options, stock appreciation rights, benefits under long-term incentive plans or other forms of compensation involving the Company's officers.

The Company does not have any employment agreements with its executive officers. It does not pay compensation to its directors for attendance at meetings. The Company reimburses the directors for reasonable expenses incurred during the course of their performance. It not have any equity compensation plans.

DESCRIPTION OF SECURITIES

As of the date of this filing, the authorized capital stock of Company consists of (i) 150,000,000 shares of common stock, $0.001 par value per share, of which 47,370,280 shares are issued and outstanding and (ii) 1,000,000 shares of preferred stock, $0.001 par value per share, of which no shares are issued and outstanding. No Company securities are held in its treasury.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The shares do not have cumulative voting rights in the election of directors, and accordingly, holders of a majority of the voting shares are able to elect all of the directors.

Subject to preferences that may be granted to any then outstanding preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefore as well as any distributions to the stockholders. The Company has never paid cash dividends on its common stock, and does not expect to pay such dividends in the foreseeable future.

In the event of a liquidation, dissolution or winding up of the Company, holders of common stock are entitled to share ratably in all of the assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock. Holders of common stock have no preemptive or other subscription or conversion rights. There are no redemption or sinking fund provisions applicable to the common stock. All shares now outstanding are fully paid for and non-assessable.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's common stock has been listed for quotation on the OTC Bulletin Board since December 3, 2004 under the symbol "BVOL". The following table sets forth the range of high and low bid quotations for each fiscal quarter since it began trading. These quotations reflect inter-dealer prices without retail mark-up, markdown, or commissions and may not necessarily represent actual transactions.

                                              BID PRICES
                                              ----------
2005 FISCAL YEAR                   HIGH                         LOW
----------------                   ----                         ---
Quarter ending 03/31/05           $0.90(1)                    $0.05(1)
Quarter ending 06/30/05            $0.93                       $0.51
Quarter ending 9/30/05             $3.20                       $0.35
    (1) The above prices reflect a three-for-one stock split that was effected February 18, 2005.

As of the date of this filing, there were 43 record holders of the Company's common stock. Since the Company's inception, no cash dividends have been declared on the Company's common stock.

LEGAL PROCEEDINGS

The Company is not currently a party to any pending legal proceeding.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The bylaws of the Company provide that each officer and director of the Company shall be indemnified by the Company against all costs and expenses actually and necessarily incurred by him or her in connection with the defense of any action, suit or proceeding in which he or she may be involved or to which he or she may be made a party by reason of his or her being or having been such director or officer, except in relation to matters as to which he or she has been finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty.

The indemnification provisions of the Company's bylaws diminish the potential rights of action, which might otherwise be available to shareholders by affording indemnification against most damages and settlement amounts paid by a director in connection with any shareholders derivative action. However, there are no provisions limiting the right of a shareholder to enjoin a director from taking actions in breach of his fiduciary duty, or to cause the Company to rescind actions already taken, although as a practical matter courts may be unwilling to grant such equitable remedies in circumstances in which such actions have already been taken. Also, because the Company does not presently have directors' liability insurance and because there is no assurance that it will procure such insurance or that if such insurance is procured it will provide coverage to the extent directors would be indemnified under the provisions, the Company may be forced to bear a portion or all of the cost of the director's claims for indemnification under such provisions. If the Company is forced to bear the costs for indemnification, the value of its stock may be adversely affected.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

FINANCIAL STATEMENTS

         a. The audited balance sheets of Woize for the periods ended September 30, 2005 and November 30, 2004 and the profit and loss statements and statements of cash flow for the period from December 1, 2004 to September 30, 2005 and the years ended November 30, 2004 and 2003, are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

         b. The unaudited pro forma consolidated financial statements as of September 30, 2005 and for the six months ended September 30, 2005 and for the year ended March 31, 2005 reflecting the acquisition of Woize Ltd. by the Company are furnished herewith as Exhibit 99.3 and are incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference. The Promissory Note in the amount of $1,500,000 was issued to St James's as consideration for the Share Exchange on December 9, 2005. The Promissory Note does not bear interest, is not secured and must be repaid in full two years from the date of closing of the Share Exchange. The Promissory Note may be paid in full by the Company at any time without penalty. Please refer to the Promissory Note attached as Exhibit 10.1 to the Company's Form 8-K filing on November 4, 2005.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

         a. The disclosure set forth in Item 2.01 above is incorporated herein by reference. The 27,000,000 shares of Company common stock issued to the sellers of the shares of Woize in connection with the Share Exchange were issued in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended (the Securities Act"), contained in Section 4(2). The Company relied upon representations, warranties, certifications and agreements of the sellers of the shares of Woize, including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) of the Securities Act.

         b. On December 9, 2005, the Company completed a private offering (the "Offering") of 1,282,048 "Units" at a price of US$1.95 per unit in the amount of US$2,499,993. Each Unit consists of one share of common stock and one half (1/2) warrant; two such 1/2 warrants may be used to acquire one additional share of common stock at a price of US$2.40 per share for a period of twenty-four (24) months from December 9, 2005. The Offering was made in reliance upon the provisions of Regulation S ("Regulation S") under the Securities Act of 1933. The Units were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. A finder's fee of 12.5% of the total Offering amount, $312,499, was paid in connection with the Offering. A portion of the proceeds was used for the acquisition of Woize. The Company intends to use the remaining net proceeds from the Offering for working capital and capital expenditures. This Offering closed simultaneously with the closing of the Share Exchange.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

The disclosure set forth in Item 2.01 above is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The disclosure set forth in Item 2.01 above is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The disclosure set forth in Item 2.01 above is incorporated herein by reference. The Company filed a Certificate of Amendment with the Nevada Secretary of State with an effective date of December 9, 2005, changing its name from Bravo Resources Ltd. to Woize International Ltd (the "Certificate of Amendment"). The Certificate of Amendment is furnished herewith as Exhibit 3.1 and is incorporated by reference herein.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS.

The disclosure set forth in Item 2.01 above is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On December 15, 2005, the Company issued a press release announcing the closing of the acquisition. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         a. The audited balance sheets for the periods ended September 30, 2005 and November 30, 2004 and the profit and loss statements and statements of cash flow for the period from December 1, 2004 to September 30, 2005 and the years ended November 30, 2004 and 2003 of Woize are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

         b. The pro forma combined balance sheet and statement of operations reflecting the acquisition of Woize Ltd. by the Company as of September 30, 2005 and for the six months ended September 30, 2005 and for the year ended March 31, 2005 are furnished herewith as Exhibit 99.3 and are incorporated by reference herein.

REGULATION
S-K NUMBER                          DOCUMENT
    2.1          Share Exchange Agreement dated November 1, 2005 (1)
    2.2          Share Exchange Agreement Amendment No. 1 dated November 30,
                 2005  (2)
    3.1          Certificate of Amendment
   10.1          Promissory Note (1)
   10.2          Escrow Agreement (1)
   10.3          Shareholders Agreement
   99.1          Press Release dated December 15, 2005
   99.2 Audited balance sheets of Woize Ltd. for the periods ended September 30, 2005 and November 30, 2004 and the profit and loss statements and statements of cash flow for the period from December 1, 2004 to September 30, 2005 and the years ended November 30, 2004 and 2003.
   99.3 Unaudited pro forma consolidated financial statements as of September 30, 2005 and for the six months ended September 30, 2005 and for the year ended March 31, 2005.


(1) Incorporated by reference to the exhibits to the registrant's Current Report on Form 8-K dated November 1, 2005, filed November 4, 2005, file number 333-106144.

(2) Incorporated by reference to the exhibits to the registrant's Current Report on Form 8-K/A, dated November 1, 2005, filed December 2, 2005, file number 333-106144.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WOIZE INTERNATIONAL LTD.


December 15, 2005                       By: /s/ ANDERS HALLDIN
                                           -------------------------------------
                                               Anders Halldin, President